SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2015

First Financial Service Corporation

(Exact Name of Registrant as Specified in Charter)

Kentucky	0-18832	61-1168311
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2323 Ring Road, Elizabethtown, Kentucky 42701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code (270) 765-2131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2015 at 12:01 a.m. Eastern Time and pursuant to the Agreement and Plan of Share Exchange, dated as of April 21, 2014 (“Share Exchange Agreement”), between Community Bank Shares of Indiana, Inc. (“Community”) and First Financial Service Corporation (“First Financial”), Community acquired all of the outstanding shares of common stock, par value $1.00 per share, of First Financial through a statutory share exchange (“Share Exchange”). On January 1, 2015 at 12:05 a.m. Eastern Time, First Financial was merged with and into Community, with Community continuing as the surviving corporation. On January 1, 2015 at 12:10 a.m. Eastern Time, First Federal Savings Bank of Elizabethtown, Inc., a wholly-owned subsidiary of First Financial, merged with and into Your Community Bank, a wholly-owned subsidiary of Community, with Your Community Bank continuing as the surviving bank.

At the effective time of the Share Exchange (the “Effective Time”), each issued and outstanding share of common stock of First Financial, $1.00 par value per share, converted into the right to receive 0.153 shares of Community’s common stock, $0.10 par value per share, plus cash for fractional shares.

The foregoing description of the Share Exchange and the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, a copy of which was filed as Exhibit 2.1 to Community’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2014 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Share Exchange and subsequent merger of First Financial with and into Community, on January 1, 2015 Community, as successor by merger to First Financial, requested that the NASDAQ Global Market file a notification on Form 25 with the SEC to request the removal of shares of First Financial common stock from listing on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934.  The Form 25 was filed on January 2, 2015.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth above in Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth above in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all directors and executive officers of First Financial ceased serving in such capacities.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Share Exchange, dated as of April 21, 2014, by and between Community Bank Shares of Indiana, Inc. and First Financial Service Corporation (incorporated by reference as Exhibit 2.1 to Community Bank Shares of Indiana, Inc.’s Current Report on Form 8-K filed on April 22, 2014 and incorporated herein by reference, to which First Financial’s Current Report on Form 8-K filed on April 24, 2014 refers).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bank Shares of Indiana, Inc., as successor by merger to First Financial, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank Shares of Indiana, Inc., as successor by merger to First Financial Service Corporation

Date: January 8, 2015	By:	/s/ Paul A. Chrisco
Paul A. Chrisco
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Share Exchange, dated as of April 21, 2014, by and between Community Bank Shares of Indiana, Inc. and First Financial Service Corporation (incorporated by reference as Exhibit 2.1 to Community Bank Shares of Indiana, Inc.’s Current Report on Form 8-K filed on April 22, 2014 and incorporated herein by reference, to which First Financial’s Current Report on Form 8-K filed on April 24, 2014 refers).